Income Tax - Deferred tax assets (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Net operating loss carryforwards	$ 18,325	$ 17,248
Research and development credits	2,317	1,214
Orphan drug credit	2,333	1,164
Capitalized license fee	500	600
Other	599	262
Total gross deferred tax assets	24,074	20,488
Valuation allowance	$ (24,074)	$ (20,488)